INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Face

Market

Market

Amount

Value

Shares

Value

REPURCHASE AGREEMENTS

Central Vermont Public

86.7%

Service Corp.

110

$

(2,629)

Collateralized by U.S. Treasury

Unisource Energy Corp. Co.

360

(8,014)

Obligations

Otter Tail Corp.

250

(8,848)

New Jersey Resources Corp.

705

(21,890)

UBS, Inc. issued 03/31/08 at

Cleco Corp.

1,090

(24,176)

1.29% due 04/01/08

$

63,452,655 $

63,452,655

Ormat Technologies, Inc.

820

(35,268)

MGE Energy, Inc.

1,050

(35,763)

Lehman Brothers Holdings,

Southwest Water Co.

3,680

(40,738)

Inc. issued 03/31/08 at 1.15%

Nicor, Inc.

1,470

(49,260)

due 04/01/08†

34,398,067

__________

34,398,067

SJW Corp.

1,980

(56,608)

Empire District Electric Co.

2,800

(56,700)

Total Repurchase Agreements

EnergySouth, Inc.

1,090

(56,887)

(Cost $97,850,722)

$

97,850,722

South Jersey Industries, Inc.

1,890

(66,358)

Total Long Securities 86.7%

American States Water Co.

1,910

(68,760)

(Cost $97,850,722)

$

97,850,722

PNM Resources, Inc.

5,870

(73,199)

Allete, Inc.

2,000

(77,240)

Shares

Aquila, Inc.*

26,200

(84,102)

COMMON STOCKS SOLD SHORT (47.6)%

El Paso Electric Co.*

4,140

(88,472)

Avista Corp.

4,550

(88,998)

TELECOMMUNICATION SERVICES (0.5)%

ITC Holdings Corp.

1,730

(90,064)

Premiere Global Services,

Northwest Natural Gas Co.

2,210

(96,003)

Inc.*

120

(1,721)

Southwest Gas Corp.

3,440

(96,182)

General Communication*

920

(5,649)

Black Hills Corp.

2,880

(103,046)

USA Mobility, Inc.

1,200

(8,568)

Idacorp, Inc.

3,300

(105,963)

Cogent Communications

WGL Holdings, Inc.

3,570

(114,454)

Group, Inc.*

570

(10,437)

Piedmont Natural Gas Co.

4,540

(119,220)

Cbeyond, Inc.*

590

(11,086)

Westar Energy, Inc.

5,530

(125,918)

Total Utilities

__________

(1,796,466)

Centennial Communications

Corp.*

3,210

(18,971)

Hungarian Telephone &

CONSUMER STAPLES (1.8)%

Cable Corp.*

1,400

(24,290)

Sanderson Farms, Inc.

40

(1,520)

iPCS, Inc.

1,080

(25,218)

Pilgrim's Pride Corp.

150

(3,034)

Iowa Telecommunications

Synutra International*

130

(4,062)

Services, Inc.

1,430

(25,354)

Central Garden and Pet*

1,340

(5,950)

Alaska Communications

MGP Ingredients

970

(6,780)

Systems Group, Inc.

2,100

(25,704)

Prestige Brands Holdings,

IDT Corp. — Class B

8,220

(31,811)

Inc.*

1,130

(9,243)

PAETEC Holding Corp.*

5,070

(33,766)

Nash Finch Co.

350

(11,893)

Fairpoint Communications,

Casey's General Stores, Inc.

630

(14,238)

Inc.

3,940

(35,539)

Performance Food Group

SureWest Communications

3,380

(52,255)

Co.*

440

(14,379)

Global Crossing*

4,230

(64,127)

National Beverage Corp.

2,610

(20,019)

Cincinnati Bell, Inc.*

17,840

(75,998)

Lancaster Colony Corp.

620

(24,775)

Time Warner Telecom, Inc.*

6,960

(107,810)

Longs Drug Stores Corp.

620

(26,325)

Total Telecommunication Services

__________

(558,304)

American Oriental

Bioengineering, Inc.*

3,850

(31,185)

UTILITIES (1.6)%

Pricesmart, Inc.

1,130

(31,312)

NorthWestern Corp.

70

(1,706)

Green Mountain Coffee

Roasters*

1,090

(34,498)

1

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Fresh Del Monte Produce,

ShengdaTech*

1,280

$

(10,880)

Inc.*

1,200

$

(43,680)

Universal Stainless & Alloy*

440

(13,072)

Universal Corp.

680

(44,560)

Rock-Tenn Co. — Class A

450

(13,486)

Alliance One International,

Brush Engineered Materials,

Inc.*

7,480

(45,179)

Inc.*

610

(15,659)

Chattem, Inc.*

690

(45,775)

Worthington Industries, Inc.

940

(15,858)

Maui Land & Pineapple Co.,

Spartech Corp.

2,300

(19,435)

Inc.*

1,450

(46,241)

Innospec, Inc.

970

(20,564)

Arden Group, Inc. — Class A

330

(47,190)

Flotek Industries, Inc.*

1,530

(22,323)

Alico, Inc.

1,110

(49,007)

AM Castle & Co.

880

(23,760)

Inter Parfums, Inc.

2,270

(50,122)

Sensient Technologies Corp.

840

(24,772)

United Natural Foods, Inc.*

2,800

(52,388)

Olin Corp.

1,290

(25,490)

Boston Beer Co., Inc. —

General Moly, Inc.*

3,800

(30,362)

Class A*

1,180

(56,097)

American Vanguard Corp.

2,120

(35,277)

Coca-Cola Bottling

Balchem Corp.

1,550

(35,526)

Consolidated Co.

920

(56,690)

PolyOne Corp.*

6,700

(42,679)

Weis Markets, Inc.

1,740

(59,978)

NL Industries, Inc.

4,120

(44,990)

Flowers Foods, Inc.

2,430

(60,143)

AMCOL International Corp.

1,510

(47,157)

Darling International, Inc.*

4,680

(60,606)

Valhi, Inc.

2,070

(48,417)

Seaboard Corp.

40

(62,600)

Innophos Holdings, Inc.

3,130

(50,362)

Elizabeth Arden*

3,200

(63,840)

Quanex Corp.

990

(51,223)

WD-40 Co.

2,020

(67,165)

Arch Chemicals, Inc.

1,390

(51,791)

TreeHouse Foods, Inc.*

3,220

(73,609)

Coeur d'Alene Mines Corp.*

13,270

(53,611)

Andersons, Inc.

1,680

(74,945)

GenTek*

1,830

(55,046)

Chiquita Brands International,

Zep, Inc.

3,510

(56,932)

Inc.*

3,270

(75,570)

Texas Industries, Inc.

1,010

(60,711)

Great Atlantic & Pacific Tea

Stillwater Mining Co.*

4,210

(65,129)

Co.*

2,900

(76,038)

Greif, Inc. — Class A

980

(66,571)

Ralcorp Holdings, Inc.*

1,350

(78,503)

Deltic Timber Corp.

1,230

(68,511)

Nu Skin Enterprises, Inc.

4,480

(80,730)

Haynes International, Inc.*

1,320

(72,442)

Tootsie Roll Industries, Inc.

3,361

(84,690)

Apex Silver Mines Ltd.*

6,150

(74,538)

Hain Celestial Group, Inc.*

3,330

(98,235)

Hercules, Inc.

4,120

(75,355)

Ruddick Corp.

2,970

(109,474)

Zoltek Cos., Inc.*

2,850

(75,582)

Central European Distribution

Royal Gold, Inc.

2,560

(77,235)

Corp.*

1,900

(110,561)

Hecla Mining Co.*

7,900

(88,164)

Total Consumer Staples

__________

(2,012,829)

RTI International Metals,

Inc.*

1,990

(89,968)

MATERIALS (2.8)%

HB Fuller Co.

4,550

(92,866)

US Concrete, Inc.*

520

(1,976)

Rockwood Holdings, Inc.*

2,870

(94,050)

Chesapeake Corp.

660

(3,175)

Aptargroup, Inc.

2,510

(97,714)

Headwaters, Inc.*

250

(3,297)

Minerals Technologies, Inc.

1,560

(97,968)

Buckeye Technologies, Inc.*

390

(4,352)

Silgan Holdings, Inc.

2,010

(99,756)

Horsehead Holding Corp.*

400

(4,632)

Schnitzer Steel Industries, Inc.

Koppers Holdings, Inc.

130

(5,760)

— Class A

1,530

(108,661)

Glatfelter

390

(5,893)

WR Grace & Co.*

5,160

(117,751)

Kronos Worldwide, Inc.

370

(8,935)

OM Group, Inc.*

2,190

(119,443)

NewMarket Corp.

120

(9,054)

Compass Minerals

Kaiser Aluminum Corp.

140

(9,702)

International, Inc.

2,220

(130,936)

Mercer International*

1,430

(9,967)

Century Aluminum Co.*

2,070

(137,117)

AEP Industries, Inc.*

330

(9,996)

Terra Industries*

4,040

(143,541)

LSB Industries*

690

(10,171)

2

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

CF Industries Holdings, Inc.

2,480

$

(256,978)

Petroleum Development

Total Materials

__________

(3,206,569)

Corp.*

760

$

(52,645)

RPC, Inc.

3,590

(54,532)

ENERGY (3.5)%

Comstock Resources, Inc.*

1,380

(55,614)

Lufkin Industries, Inc.

50

(3,191)

Arena Resources, Inc.*

1,500

(58,065)

Rosetta Resources, Inc.*

260

(5,114)

Harvest Natural Resources,

Geokinetics, Inc.*

370

(6,704)

Inc.*

4,860

(58,612)

Toreador Resources Corp.*

1,410

(10,970)

Cal Dive International, Inc.*

5,710

(59,270)

Hornbeck Offshore Services,

Parallel Petroleum Corp.*

3,260

(63,798)

Inc.*

260

(11,874)

Willbros Group, Inc.*

2,170

(66,402)

Allis-Chalmers Energy, Inc.*

1,050

(14,479)

Concho Resources*

2,740

(70,254)

T-3 Energy Services*

370

(15,747)

McMoRan Exploration Co.*

4,070

(70,370)

Uranium Resources, Inc.*

2,840

(17,011)

Mariner Energy, Inc.*

2,610

(70,496)

Crosstex Energy, Inc.

510

(17,314)

Carrizo Oil & Gas, Inc.*

1,250

(74,087)

Dawson Geophysical Co.*

260

(17,550)

BPZ Resources, Inc.*

3,520

(76,490)

Basic Energy Services, Inc.*

800

(17,664)

Goodrich Petroleum Corp.*

2,680

(80,614)

Gulfport Energy Corp.*

1,790

(18,974)

EXCO Resources, Inc.*

4,430

(81,955)

Alon USA Energy, Inc.

1,260

(19,165)

CARBO Ceramics, Inc.

2,060

(82,606)

Delek US Holdings

1,540

(19,512)

Atwood Oceanics, Inc.*

910

(83,465)

USEC, Inc.*

5,500

(20,350)

Whiting Petroleum Corp.*

1,320

(85,338)

ION Geophysical Corp.*

1,500

(20,700)

Bill Barrett Corp.*

1,810

(85,522)

Swift Energy Co.*

480

(21,595)

Grey Wolf, Inc.*

13,320

(90,310)

Bronco Drilling Co., Inc.*

1,370

(22,071)

Oil States International, Inc.*

2,160

(96,790)

Atlas America, Inc.

390

(23,572)

Dril-Quip, Inc.*

2,170

(100,840)

ATP Oil & Gas Corp.*

740

(24,213)

Hercules Offshore, Inc.*

4,300

(108,016)

Golar LNG

1,390

(25,395)

W-H Energy Services, Inc.*

1,580

(108,783)

TXCO Resources, Inc.*

2,120

(26,246)

Delta Petroleum Corp.*

5,020

(113,151)

Callon Petroleum Co.*

1,600

(28,944)

Berry Petroleum Co.

2,800

(130,172)

Gulfmark Offshore, Inc.*

550

(30,096)

Alpha Natural Resources,

Gulf Island Fabrication, Inc.

1,070

(30,730)

Inc.*

3,090

(134,230)

Contango Oil & Gas*

500

(32,305)

Exterran Holdings, Inc.*

2,790

(180,067)

Complete Production

PetroHawk Energy Corp.*

11,480

(231,552)

Services, Inc.*

1,470

(33,722)

Total Energy

__________

(3,884,847)

Matrix Service Co.*

2,010

(34,532)

General Maritime Corp.

1,550

(36,595)

HEALTH CARE (5.7)%

Venoco, Inc.*

3,160

(36,719)

Idenix Pharmaceuticals*

310

(1,556)

GMX Resources, Inc.*

1,170

(40,868)

Analogic Corp.

40

(2,662)

Penn Virginia Corp.

930

(41,004)

American Dental Partners,

Bristow Group, Inc.*

790

(42,399)

Inc.*

360

(3,481)

NATCO Group, Inc. — Class

SurModics, Inc.*

90

(3,769)

A*

960

(44,880)

Eclipsys Corp.*

200

(3,922)

Warren Resources, Inc.*

3,900

(46,293)

KV Pharmaceutical Co. —

Approach Resources, Inc.*

3,010

(47,197)

Class A*

210

(5,242)

CVR Energy, Inc.*

2,080

(47,902)

Allos Therapeutics, Inc.*

890

(5,411)

APCO Argentina, Inc.

1,940

(50,382)

Cubist Pharmaceuticals, Inc.*

300

(5,526)

Stone Energy Corp.*

970

(50,741)

Salix Pharmaceuticals Ltd.*

980

(6,154)

Clean Energy Fuels Corp.*

3,830

(51,169)

Amsurg Corp.*

260

(6,157)

OYO Geospace Corp.*

1,130

(51,325)

Nighthawk Radiology

Rex Energy Corp.*

3,100

(51,584)

Holdings, Inc.*

800

(7,488)

Parker Drilling Co.*

8,050

(52,003)

Martek Biosciences Corp.*

260

(7,948)

Bruker BioSciences Corp.*

530

(8,157)

3

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Amedisys, Inc.*

210

$

(8,261)

Metabolix, Inc.*

2,390

$

(26,170)

RehabCare Group*

620

(9,300)

Ligand Pharmaceuticals, Inc.

Omnicell, Inc.*

480

(9,648)

— Class B

6,560

(26,240)

Gentiva Health Services, Inc.*

450

(9,792)

Greatbatch, Inc.*

1,470

(27,063)

Genomic Health, Inc.*

560

(10,578)

Assisted Living Concepts,

Omrix Biopharmaceuticals,

Inc. — Class A*

4,610

(27,153)

Inc.*

860

(12,040)

Mentor Corp.

1,070

(27,520)

Centene Corp.*

880

(12,267)

Trubion Pharmaceuticals*

2,930

(27,659)

Medicis Pharmaceutical Corp.

Dionex Corp.*

360

(27,716)

— Class A

630

(12,405)

Enzo Biochem, Inc.*

3,050

(27,724)

TranS1*

1,100

(12,815)

Stereotaxis, Inc.*

4,920

(29,126)

Vanda Pharmaceuticals, Inc.*

3,450

(13,351)

Cross Country Healthcare,

Virtual Radiologic Corp.*

900

(13,752)

Inc.*

2,360

(29,193)

Noven Pharmaceuticals, Inc.*

1,570

(14,099)

Parexel International Corp.*

1,120

(29,232)

Applera Corp. - Celera

Matria Healthcare*

1,330

(29,659)

Group*

960

(14,112)

HMS Holdings Corp.*

1,040

(29,692)

Universal American Financial

AMERIGROUP Corp.*

1,100

(30,063)

Corp.*

1,340

(14,204)

Medicines Co.*

1,510

(30,502)

AMN Healthcare Services,

Apria Healthcare Group, Inc.*

1,560

(30,810)

Inc.*

930

(14,341)

Sunrise Senior Living, Inc.*

1,430

(31,860)

Cambrex Corp.

2,080

(14,414)

Alexza Pharmaceuticals, Inc.*

4,720

(32,474)

Par Pharmaceutical Cos.,

Nanosphere*

3,800

(32,908)

Inc.*

830

(14,434)

Masimo Corp.*

1,270

(33,020)

Tercica*

2,700

(15,471)

Affymetrix, Inc.*

1,920

(33,427)

Emergency Medical Services

NuVasive, Inc.*

970

(33,475)

Corp. — Class A*

630

(15,555)

Halozyme Therapeutics*

5,310

(33,772)

Phase Forward, Inc.*

970

(16,568)

TomoTherapy, Inc.*

2,370

(34,009)

NxStage Medical, Inc.*

3,970

(17,150)

Indevus Pharmaceuticals,

Neurocrine Biosciences, Inc.*

3,230

(17,442)

Inc.*

7,140

(34,058)

Spectranetics Corp.*

2,100

(17,556)

Orthofix International NV*

870

(34,600)

Vital Images, Inc.*

1,190

(17,636)

Momenta Pharmaceuticals,

Cadence Pharmaceuticals,

Inc.*

3,230

(35,304)

Inc.*

3,080

(18,326)

Acadia Pharmaceuticals, Inc.*

3,920

(35,515)

Altus Pharmaceuticals, Inc.*

4,120

(18,746)

Chemed Corp.

850

(35,870)

Align Technology, Inc.*

1,760

(19,554)

ev3, Inc.*

4,620

(37,607)

Meridian Bioscience, Inc.

600

(20,058)

inVentiv Health, Inc.*

1,310

(37,741)

Emeritus Corp.*

970

(20,234)

Viropharma, Inc.*

4,310

(38,531)

BioMimetic Therapeutics,

Owens & Minor, Inc.

980

(38,553)

Inc.*

2,600

(20,800)

Jazz Pharmaceuticals*

4,530

(40,861)

Maxygen*

3,220

(20,801)

Myriad Genetics, Inc.*

1,020

(41,096)

Accuray, Inc.*

2,670

(20,853)

I-Flow Corp.*

2,930

(41,108)

Abaxis, Inc.*

960

(22,243)

Affymax, Inc.*

3,090

(43,569)

Orexigen Therapeutics, Inc.*

2,250

(23,175)

Biodel, Inc.*

4,040

(43,834)

Air Methods Corp.*

480

(23,218)

Nektar Therapeutics*

6,360

(44,138)

Volcano Corp.*

1,870

(23,375)

Allscripts Healthcare

ICU Medical, Inc.*

830

(23,879)

Solutions, Inc.*

4,360

(44,995)

Palomar Medical

Auxilium Pharmaceuticals,

Technologies, Inc.*

1,630

(24,613)

Inc.*

1,700

(45,458)

Progenics Pharmaceuticals,

STERIS Corp.

1,700

(45,611)

Inc.*

3,780

(24,683)

Haemonetics Corp.*

770

(45,877)

Bio-Reference Labs, Inc.*

980

(25,901)

4

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Magellan Health Services,

Alkermes, Inc.*

6,980

$

(82,922)

Inc.*

1,210

$

(48,025)

Incyte Corp.*

8,150

(85,657)

Varian, Inc.*

830

(48,074)

Savient Pharmaceuticals,

MAP Pharmaceuticals*

3,470

(48,476)

Inc.*

4,620

(92,400)

Healthspring, Inc.*

3,450

(48,576)

Inverness Medical

Arena Pharmaceuticals, Inc.*

7,140

(48,838)

Innovations, Inc.*

3,120

(93,912)

Insulet Corp.*

3,420

(49,248)

Perrigo Co.

2,600

(98,098)

BMP Sunstone Corp.*

6,450

(49,407)

Onyx Pharmaceuticals, Inc.*

3,380

(98,121)

Cyberonics, Inc.*

3,410

(49,445)

West Pharmaceutical

Micrus Endovascular Corp.*

4,070

(50,305)

Services, Inc.

2,370

(104,825)

Human Genome Sciences,

Healthsouth Corp.*

5,960

(106,028)

Inc.*

8,660

(51,007)

Immucor, Inc.*

5,140

(109,688)

Lifecell Corp.*

1,230

(51,697)

Alexion Pharmaceuticals,

Sirtris Pharmaceuticals*

3,980

(51,700)

Inc.*

1,990

(118,007)

Array Biopharma, Inc.*

7,400

(51,874)

BioMarin Pharmaceuticals,

Healthways, Inc.*

1,470

(51,950)

Inc.*

4,490

(158,811)

Landauer, Inc.

1,070

(53,864)

Illumina, Inc.*

2,760

(209,484)

Bio-Rad Laboratories, Inc. —

Hologic, Inc.*

5,110

(284,116)

Class A*

610

(54,260)

Total Health Care

__________

(6,444,704)

Psychiatric Solutions, Inc.*

1,610

(54,611)

Thoratec Corp.*

3,830

(54,731)

CONSUMER DISCRETIONARY (6.5)%

Abiomed, Inc.*

4,330

(56,896)

Valassis Communications,

Kensey Nash Corp.*

1,990

(57,611)

Inc.*

50

(542)

Medivation, Inc.*

4,060

(57,774)

Blyth, Inc.

40

(789)

PharMerica Corp.*

3,530

(58,492)

McCormick & Schmick's

Rigel Pharmaceuticals, Inc.*

3,150

(58,779)

Seafood Restaurants*

70

(815)

Kindred Healthcare, Inc.*

2,710

(59,268)

Build-A-Bear Workshop,

XenoPort, Inc.*

1,470

(59,491)

Inc.*

100

(909)

Cepheid, Inc.*

2,480

(60,487)

G-III Apparel Group*

80

(1,074)

Alnylam Pharmaceuticals,

Ruth's Chris Steak House*

160

(1,106)

Inc.*

2,490

(60,756)

Arctic Cat, Inc.

160

(1,166)

Zymogenetics, Inc.*

6,200

(60,760)

Iconix Brand Group, Inc.*

70

(1,214)

Wright Medical Group, Inc.*

2,540

(61,316)

Standard Motor Products

250

(1,530)

Acorda Therapeutics, Inc.*

3,460

(62,107)

DG FastChannel*

90

(1,726)

OSI Pharmaceuticals, Inc.*

1,710

(63,937)

Monaco Coach Corp.

260

(2,465)

HealthExtras, Inc.*

2,660

(66,074)

West Marine*

470

(3,276)

InterMune, Inc.*

4,690

(68,380)

Tuesday Morning Corp.*

640

(3,315)

Isis Pharmaceuticals, Inc.*

4,860

(68,575)

Valuevision Media*

620

(3,435)

Valeant Pharmaceuticals

Retail Ventures, Inc.*

720

(3,492)

International*

5,480

(70,308)

CSS Industries, Inc.

120

(4,195)

Exelixis, Inc.*

10,190

(70,821)

Weyco Group

150

(4,450)

Alpharma, Inc. — Class A*

2,710

(71,029)

Stein Mart

870

(4,889)

American Medical Systems

Kenneth Cole Productions

300

(5,082)

Holdings, Inc.*

5,190

(73,646)

Ambassadors International,

United Therapeutics Corp.*

870

(75,429)

Inc.

750

(5,557)

Medarex, Inc.*

8,670

(76,730)

Ambassadors Group, Inc.

380

(7,178)

AMAG Pharmaceuticals,

Sturm Ruger &*

880

(7,251)

Inc.*

1,940

(78,434)

Lin TV Corp.*

800

(7,688)

Regeneron Pharmaceuticals,

Triarc Cos.

1,120

(7,739)

Inc.*

4,120

(79,063)

CPI Corp.

450

(7,771)

PSS World Medical, Inc.*

4,830

(80,468)

5

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Skechers U.S.A., Inc. —

Jo-Ann Stores, Inc.*

1,380

$

(20,327)

Class A*

400

$

(8,084)

Jackson Hewitt Tax Service,

Callaway Golf Co.

560

(8,221)

Inc.

1,810

(20,761)

Cooper Tire & Rubber Co.

600

(8,982)

Zumiez, Inc.*

1,330

(20,868)

Scholastic Corp.*

300

(9,081)

Tenneco, Inc.*

780

(21,793)

Bob Evans Farms, Inc.

340

(9,381)

Dress Barn, Inc.*

1,690

(21,869)

Ulta Salon Cosmetics &

Amerigon, Inc.*

1,510

(22,348)

Fragrance*

690

(9,688)

Capella Education Co.*

410

(22,386)

Big 5 Sporting Goods Corp.

1,130

(9,910)

Ethan Allen Interiors, Inc.

790

(22,460)

Haverty Furniture Cos.

950

(10,108)

BJ's Restaurants, Inc.*

1,560

(22,480)

Town Sports International

Rent-A-Center, Inc.*

1,250

(22,937)

Holdings, Inc.*

1,600

(10,256)

Volcom, Inc.*

1,150

(23,241)

Buffalo Wild Wings, Inc.*

420

(10,290)

Entercom Communications

American Axle &

Corp. — Class A

2,350

(23,335)

Manufacturing Holdings,

Stewart Enterprises, Inc. —

Inc.

520

(10,660)

Class A

3,710

(23,818)

Carmike Cinemas, Inc.

1,040

(10,691)

Citi Trends, Inc.*

1,300

(23,985)

MarineMax, Inc.*

880

(10,965)

Great Wolf Resorts, Inc.*

3,920

(25,010)

Spartan Motors, Inc.

1,320

(11,167)

Bebe Stores, Inc.

2,330

(25,048)

Pre-Paid Legal Services*

270

(11,451)

Borders Group, Inc.

4,340

(25,476)

Global Sources Ltd.*

810

(12,028)

AFC Enterprises*

2,870

(25,801)

Blockbuster, Inc. — Class A*

3,730

(12,160)

Orbitz Worldwide, Inc.*

3,760

(25,906)

Midas*

710

(12,205)

Journal Communications, Inc.

Lodgenet Entertainment

— Class A

3,530

(26,051)

Corp.*

2,040

(12,424)

Monarch Casino & Resort*

1,490

(26,388)

Aftermarket Technology

Interactive Data Corp.

930

(26,477)

Corp.*

640

(12,442)

Nexstar Broadcasting Group*

4,560

(26,904)

Landry's Restaurants

770

(12,536)

California Pizza Kitchen,

Zale Corp.*

650

(12,844)

Inc.*

2,060

(27,007)

Gaiam, Inc.*

750

(12,990)

Oxford Industries, Inc.

1,210

(27,261)

Drew Industries*

570

(13,942)

PEP Boys-Manny Moe &

Eddie Bauer Holdings, Inc.*

3,840

(14,938)

Jack

2,860

(28,486)

Martha Stewart Living

Steak N Shake Co.*

3,640

(28,647)

Omnimedia — Class A*

2,070

(15,380)

Ruby Tuesday, Inc.

3,910

(29,325)

Lithia Motors

1,540

(15,646)

Value Line

640

(29,376)

Bright Horizons Family

INVESTools, Inc.*

2,760

(30,332)

Solutions, Inc.*

370

(15,925)

Helen of Troy Ltd.*

1,810

(30,354)

Maidenform Brands*

1,000

(16,270)

Dover Downs Gaming &

Shuffle Master, Inc.*

3,160

(16,906)

Entertainment, Inc.

3,600

(30,636)

Christopher & Banks Corp.

1,700

(16,983)

Fleetwood Enterprises, Inc.*

6,840

(31,464)

Isle of Capri Casinos, Inc.*

2,490

(17,803)

Fred's, Inc.

3,110

(31,878)

Casual Male Retail Group,

Skyline Corp.

1,160

(32,271)

Inc.*

4,280

(17,976)

Entravision Communications

MTR Gaming Group, Inc.*

2,570

(17,990)

Corp. — Class A*

4,980

(33,167)

Shoe Carnival*

1,330

(17,995)

Leapfrog Enterprises, Inc.*

4,720

(33,276)

Sauer-Danfoss, Inc.

830

(18,376)

Asbury Automotive Group,

HOT Topic, Inc.*

4,310

(18,576)

Inc.

2,420

(33,299)

Cato Corp.

1,250

(18,675)

Texas Roadhouse, Inc.*

3,410

(33,418)

Exide Technologies*

1,500

(19,650)

American Greetings Corp. —

Lifetime Brands

2,210

(19,757)

Class A

1,810

(33,576)

CSK Auto Corp.*

2,130

(19,830)

Modine Manufacturing Co.

2,330

(33,762)

6

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Morgans Hotel Group Co.*

2,290

$

(33,938)

RC2 Corp.*

2,400

$

(50,328)

Brown Shoe Co., Inc.

2,260

(34,058)

Lodgian, Inc.*

4,580

(51,067)

Charlotte Russe Holding,

Jakks Pacific, Inc.*

1,870

(51,556)

Inc.*

1,980

(34,333)

Sally Beauty Holdings, Inc.*

7,560

(52,164)

Books-A-Million, Inc.

3,940

(34,436)

Pacific Sunwear Of

WMS Industries, Inc.*

970

(34,891)

California*

4,140

(52,205)

Visteon Corp.*

9,300

(34,968)

GSI Commerce, Inc.*

3,970

(52,206)

Libbey, Inc.

2,080

(35,027)

Gymboree Corp.*

1,380

(55,034)

Hibbett Sports, Inc.*

2,270

(35,049)

Knology, Inc.*

4,260

(55,167)

Corinthian Colleges, Inc.*

5,090

(36,801)

Steven Madden Ltd.*

3,230

(55,330)

Movado Group

1,900

(37,031)

Champion Enterprises, Inc.*

5,530

(55,466)

99 Cents Only Stores*

3,870

(38,274)

Speedway Motorsports, Inc.

2,220

(55,655)

Childrens Place Retail Stores,

Matthews International Corp.

Inc.*

1,570

(38,559)

— Class A

1,160

(55,970)

Sonic Automotive, Inc.

1,900

(39,045)

Jack in the Box, Inc.*

2,090

(56,158)

Deckers Outdoor Corp.*

370

(39,893)

Live Nation, Inc.*

4,710

(57,132)

Stage Stores, Inc.

2,480

(40,176)

K-Swiss, Inc. — Class A

3,690

(58,376)

Fossil, Inc.*

1,320

(40,313)

Universal Electronics, Inc.*

2,450

(59,315)

CKE Restaurants, Inc.

3,630

(40,729)

Primedia, Inc.

8,070

(59,315)

Furniture Brands

RCN Corp.

5,440

(60,819)

International, Inc.

3,490

(40,833)

Steiner Leisure Ltd.*

1,900

(62,700)

Group 1 Automotive, Inc.

1,750

(41,090)

Men's Wearhouse, Inc.

2,710

(63,062)

ArvinMeritor, Inc.

3,310

(41,408)

Churchill Downs

1,340

(63,302)

Ameristar Casinos, Inc.

2,290

(41,793)

CBRL Group, Inc.

1,780

(63,671)

Peet's Coffee & Tea, Inc.*

1,780

(41,848)

Carter's, Inc.*

4,060

(65,569)

Sinclair Broadcast Group, Inc.

Sotheby's

2,320

(67,071)

— Class A

4,770

(42,501)

Bally Technologies, Inc.*

2,040

(70,054)

Shutterfly, Inc.*

2,890

(42,974)

Aeropostale, Inc.*

2,590

(70,215)

Domino's Pizza, Inc.

3,190

(43,033)

Timberland Co. — Class A*

5,130

(70,435)

Charming Shoppes, Inc.*

8,920

(43,084)

CEC Entertainment, Inc.*

2,450

(70,756)

Wolverine World Wide, Inc.

1,490

(43,225)

Lear Corp.*

2,810

(72,807)

Tween Brands, Inc.*

1,760

(43,542)

Regis Corp.

2,760

(75,872)

Collective Brands, Inc.*

3,600

(43,632)

Coinstar, Inc.*

2,740

(77,104)

Belo Corp. — Class A

4,170

(44,077)

J Crew Group, Inc.*

1,780

(78,623)

Flagstone Reinsurance

Marvel Entertainment, Inc.*

3,060

(81,977)

Holdings Ltd.

3,760

(45,496)

Quiksilver, Inc.*

8,410

(82,502)

Universal Technical Institute,

Aaron Rents, Inc.

3,890

(83,791)

Inc.*

3,960

(46,451)

Gemstar-TV Guide

Morningstar, Inc.*

760

(46,626)

International, Inc.*

17,850

(83,895)

Dolan Media Co.*

2,330

(46,856)

National CineMedia, Inc.

3,840

(86,323)

Columbia Sportswear Co.

1,070

(47,112)

Arbitron, Inc.

2,280

(98,405)

Papa John's International,

Gaylord Entertainment Co.*

3,270

(99,048)

Inc.*

1,950

(47,210)

DeVry, Inc.

2,460

(102,926)

Pinnacle Entertainment, Inc.*

3,800

(48,640)

Sonic Corp.*

4,690

(103,368)

AH Belo Corp. — Class A*

4,260

(48,692)

Vail Resorts, Inc.*

2,380

(114,930)

FGX International Holdings

LKQ Corp.*

5,430

(122,012)

Ltd.*

4,090

(48,916)

Tupperware Brands Corp.

3,160

(122,229)

Fisher Communications*

1,580

(49,233)

Warnaco Group, Inc.*

3,280

(129,363)

Pier 1 Imports, Inc.*

7,940

(49,863)

Strayer Education, Inc.

860

(131,150)

Steinway Musical

Chipotle Mexican Grill, Inc.*

1,530

(148,548)

Instruments*

1,760

(50,195)

7

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

priceline.com, Inc.*

1,790

$

(216,339)

United Stationers, Inc.*

360

$

(17,172)

Total Consumer Discretionary

__________

(7,280,201)

Huron Consulting Group,

Inc.*

430

(17,866)

INDUSTRIALS (7.7)%

Universal Forest Products,

Raven Industries, Inc.

10

(303)

Inc.

570

(18,354)

Diamond Management &

Exponent*

570

(18,719)

Technology Consultants

360

(2,322)

Griffon Corp.*

2,180

(18,748)

Marten Transport*

190

(2,949)

Innovative Solutions &

Miller Industries/TN*

340

(3,274)

Support, Inc.*

1,850

(19,554)

COMSYS IT Partners*

390

(3,299)

LB Foster Co. — Class A*

460

(19,808)

Watsco, Inc.

90

(3,728)

Ultrapetrol Bahamas*

1,960

(20,070)

LECG Corp.*

460

(4,306)

Baldor Electric Co.

730

(20,440)

Twin Disc

290

(4,588)

EnerSys*

860

(20,571)

Wabash National Corp.

560

(5,034)

Applied Industrial

Encore Wire Corp.

300

(5,463)

Technologies, Inc.

690

(20,624)

Sun Hydraulics Corp.

240

(7,025)

Integrated Electrical

Hudson Highland Group*

840

(7,115)

Services*

1,320

(20,737)

Kenexa Corp.*

440

(8,131)

H&E Equipment Services,

Taser International, Inc.*

930

(8,742)

Inc.*

1,670

(20,992)

Mueller Industries, Inc.

310

(8,943)

INSTEEL INDUSTRIES, Inc.

1,810

(21,050)

Genco Shipping & Trading

Protection One, Inc.*

2,230

(21,386)

Ltd.

170

(9,593)

EnPro Industries, Inc.*

690

(21,521)

RSC Holdings*

890

(9,701)

Argon ST, Inc.*

1,290

(21,943)

Pinnacle Airlines Corp.*

1,130

(9,865)

Ennis

1,320

(22,150)

DynCorp International, Inc.

Consolidated Graphics, Inc.*

400

(22,420)

— Class A*

610

(10,175)

Heidrick & Struggles

Ampco-Pittsburgh Corp.

240

(10,318)

International, Inc.

730

(23,747)

Chart Industries, Inc.*

320

(10,829)

II-VI, Inc.*

630

(23,927)

Forward Air Corp.

310

(10,986)

Simpson Manufacturing Co.,

Bowne & Co., Inc.

750

(11,437)

Inc.

940

(25,549)

Accuride Corp.*

1,410

(11,534)

Team*

940

(25,662)

ICT Group, Inc.*

1,170

(11,805)

NCI Building Systems, Inc.*

1,070

(25,894)

Pacer International, Inc.

780

(12,815)

Flow International Corp.*

2,790

(25,919)

Dollar Thrifty Automotive

Viad Corp.

720

(25,927)

Group*

1,030

(14,049)

American Reprographics Co.*

1,760

(26,118)

Saia*

910

(14,433)

Orbital Sciences Corp.*

1,110

(26,751)

Builders FirstSource, Inc.*

2,000

(14,520)

Compx International, Inc.

2,950

(27,140)

Regal-Beloit Corp.

400

(14,652)

Insituform Technologies, Inc.

Kimball International

1,380

(14,794)

— Class A*

1,990

(27,522)

Park-Ohio Holdings Corp.*

960

(15,082)

TrueBlue, Inc.*

2,050

(27,552)

Hardinge

1,130

(15,549)

Allegiant Travel Co.*

1,050

(27,741)

Greenbrier Cos., Inc.

590

(15,647)

Robbins & Myers, Inc.

880

(28,732)

Ameron International Corp.

170

(15,900)

Ladish Co., Inc.*

810

(29,160)

TurboChef Technologies,

American Woodmark Corp.

1,420

(29,195)

Inc.*

2,440

(15,909)

EMCOR Group, Inc.*

1,320

(29,317)

Eagle Bulk Shipping, Inc.

620

(15,971)

Powell Industries, Inc.*

760

(29,921)

Stanley, Inc.*

560

(16,498)

Perini Corp.*

830

(30,071)

Triumph Group, Inc.

290

(16,510)

Administaff, Inc.

1,280

(30,221)

Cubic Corp.

590

(16,774)

Esterline Technologies Corp.*

610

(30,726)

Apogee Enterprises, Inc.

1,110

(17,094)

Herman Miller, Inc.

1,260

(30,958)

Federal Signal Corp.

1,230

(17,171)

Cascade Corp.

630

(31,065)

8

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Innerworkings, Inc.*

2,220

$

(31,147)

GeoEye*

1,960

$

(50,940)

Airtran Holdings, Inc.*

4,720

(31,152)

Courier Corp.

2,050

(51,147)

Great Lakes Dredge & Dock

Dynamex*

2,040

(51,612)

Corp. Co.

6,050

(31,278)

Arlington Tankers Ltd.

2,470

(51,870)

Amrep Corp.

600

(31,380)

Teledyne Technologies, Inc.*

1,110

(52,170)

Dynamic Materials Corp.

740

(31,968)

Cornell Cos., Inc.*

2,400

(53,904)

American Commercial Lines,

AAON, Inc.

2,770

(55,483)

Inc.*

2,030

(32,074)

GenCorp, Inc.*

5,400

(55,566)

AZZ, Inc.*

930

(33,089)

Evergreen Solar, Inc.*

6,050

(56,083)

Beacon Roofing Supply, Inc.*

3,380

(33,800)

Gorman-Rupp Co.

1,710

(56,242)

CoStar Group, Inc.*

810

(34,830)

Briggs & Stratton Corp.

3,210

(57,459)

Belden, Inc.

990

(34,967)

Resources Connection, Inc.

3,220

(57,541)

Arkansas Best Corp.

1,120

(35,683)

TAL International Group, Inc.

2,450

(57,747)

Valmont Industries, Inc.

410

(36,035)

American Superconductor

Interline Brands*

1,950

(36,172)

Corp.*

2,500

(57,975)

Knoll, Inc.

3,140

(36,236)

Ceradyne, Inc.*

1,820

(58,167)

American Science &

FreightCar America, Inc.

1,700

(58,310)

Engineering, Inc.

670

(36,562)

ACCO Brands Corp.*

4,300

(58,351)

Kelly Services

1,790

(36,802)

Kadant*

2,000

(58,760)

JetBlue Airways Corp.*

6,490

(37,642)

Northwest Pipe Co.*

1,440

(61,186)

Actuant Corp. — Class A

1,270

(38,367)

HUB Group, Inc. — Class A*

1,890

(62,162)

FuelCell Energy, Inc.*

5,940

(39,501)

Healthcare Services Group

3,070

(63,365)

Universal Truckload

Blount International, Inc.*

5,130

(63,458)

Services*

1,900

(39,653)

Rollins, Inc.

3,660

(64,745)

NACCO Industries

490

(39,661)

Navigant Consulting, Inc.*

3,420

(64,912)

Lawson Products, Inc.

1,440

(39,672)

Korn/Ferry International*

3,850

(65,065)

IKON Office Solutions, Inc.

5,310

(40,356)

Barnes Group, Inc.

2,870

(65,867)

Tennant Co.

1,030

(41,004)

Amerco, Inc.*

1,180

(67,366)

AO Smith Corp.

1,250

(41,087)

Lindsay Corp.

670

(68,655)

Deluxe Corp.

2,170

(41,686)

Layne Christensen Co.*

1,970

(68,989)

Acuity Brands, Inc.

990

(42,520)

Mcgrath Rentcorp

2,880

(69,437)

Skywest, Inc.

2,020

(42,662)

Werner Enterprises, Inc.

3,930

(72,941)

Badger Meter, Inc.

990

(42,768)

Watson Wyatt Worldwide,

Alaska Air Group, Inc.*

2,180

(42,772)

Inc. — Class A

1,300

(73,775)

Tredegar Corp.

2,370

(43,158)

Titan International, Inc.

2,420

(74,076)

Multi-Color Corp.

2,000

(44,720)

EnergySolutions

3,280

(75,243)

Gehl*

2,640

(44,722)

Woodward Governor Co.

2,830

(75,618)

M&F Worldwide Corp.*

1,200

(44,868)

CIRCOR International, Inc.

1,640

(75,850)

Patriot Transportation

Atlas Air Worldwide

Holding, Inc.*

580

(45,495)

Holdings, Inc.*

1,380

(75,900)

Aecom Technology Corp.*

1,750

(45,517)

Heartland Express, Inc.

5,490

(78,287)

Curtiss-Wright Corp.

1,110

(46,043)

Granite Construction, Inc.

2,450

(80,140)

ESCO Technologies, Inc.*

1,160

(46,075)

Energy Conversion Devices,

Duff & Phelps Corp.*

2,580

(46,414)

Inc.*

2,690

(80,431)

Electro Rent Corp.

3,120

(47,268)

Watts Water Technologies,

Standard Parking Corp.*

2,280

(47,789)

Inc. — Class A

2,900

(81,287)

TeleTech Holdings, Inc.*

2,150

(48,289)

RBC Bearings, Inc.*

2,200

(81,686)

Mobile Mini, Inc.*

2,580

(49,020)

Heico Corp.

1,690

(82,388)

Hurco Cos.*

1,050

(49,119)

Tetra Tech, Inc.*

4,260

(83,113)

MTC Technologies, Inc.*

2,110

(50,176)

GrafTech International Ltd.*

5,270

(85,427)

Vicor Corp.

4,240

(50,626)

9

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Old Dominion Freight Line,

Trident Microsystems*

1,300

$

(6,695)

Inc.*

2,730

$

(86,896)

LoJack Corp.*

570

(7,205)

Advisory Board Co.*

1,590

(87,355)

IPG Photonics Corp.*

470

(7,374)

AAR Corp.*

3,210

(87,537)

Deltek*

580

(7,528)

ABM Industries, Inc.

3,920

(87,965)

SRA International, Inc. —

Albany International Corp. —

Class A*

310

(7,536)

Class A

2,500

(90,350)

BigBand Networks, Inc.*

1,440

(8,251)

Clean Harbors, Inc.*

1,390

(90,350)

Knot*

730

(8,577)

Genesee & Wyoming, Inc. —

Viasat, Inc.*

400

(8,688)

Class A*

2,630

(90,472)

Tivo, Inc.*

1,000

(8,760)

IHS, Inc.*

1,440

(92,606)

Comverge, Inc.*

1,020

(10,537)

Mine Safety Appliances Co.

2,280

(93,913)

Interactive Intelligence, Inc.*

900

(10,593)

Kaydon Corp.

2,240

(98,358)

Ciber*

2,230

(10,927)

Hexcel Corp.*

5,340

(102,047)

Comtech Group, Inc.*

1,090

(11,761)

Moog, Inc.*

2,530

(106,791)

Newport Corp.*

1,060

(11,840)

Geo Group, Inc.*

3,880

(110,347)

Blackbaud, Inc.

490

(11,897)

Nordson Corp.

2,060

(110,931)

Omnivision Technologies,

Brady Corp. — Class A

3,610

(120,682)

Inc.*

710

(11,942)

Wabtec Corp.

3,270

(123,148)

Gevity HR

1,380

(11,951)

Clarcor, Inc.

3,510

(124,781)

CMGI, Inc.*

920

(12,199)

UAP Holding Corp.

3,490

(133,807)

United Online, Inc.

1,160

(12,250)

FTI Consulting, Inc.*

1,920

(136,397)

Aruba Networks, Inc.*

2,480

(12,921)

Waste Connections, Inc.*

4,520

(138,945)

Liquidity Services, Inc.*

1,640

(13,120)

Bucyrus International, Inc. —

AsiaInfo Holdings, Inc.*

1,270

(13,792)

Class A

1,410

(143,327)

Atheros Communications,

Walter Industries, Inc.

2,970

(186,011)

Inc.*

680

(14,171)

Total Industrials

__________

(8,733,310)

Silicon Graphics, Inc.*

1,200

(14,232)

PROS Holdings, Inc.*

1,140

(14,307)

INFORMATION TECHNOLOGY (7.9)%

Dycom Industries, Inc.*

1,220

(14,652)

Standard Microsystems

Amkor Technology, Inc.*

1,370

(14,659)

Corp.*

70

(2,043)

Nextwave Wireless, Inc.*

2,910

(14,695)

Limelight Networks*

650

(2,106)

Blue Coat Systems, Inc.*

670

(14,767)

Mantech International Corp.

Checkpoint Systems, Inc.*

550

(14,767)

— Class A*

50

(2,268)

Netezza Corp.*

1,610

(14,876)

DSP Group*

180

(2,293)

Rudolph Technologies*

1,540

(15,046)

Monolithic Power Systems,

Advanced Analogic

Inc.*

140

(2,468)

Technologies, Inc.*

2,700

(15,174)

FARO Technologies, Inc.*

80

(2,494)

L-1 Identity Solutions, Inc.*

1,160

(15,428)

Euronet Worldwide, Inc.*

150

(2,889)

Travelzoo, Inc.*

1,420

(15,677)

Orbcomm*

610

(3,026)

Macrovision Corp.*

1,230

(16,605)

Scansource, Inc.*

100

(3,619)

Internap Network Services

Novatel Wireless, Inc.*

390

(3,775)

Corp.*

3,350

(16,616)

SonicWALL, Inc.*

620

(5,065)

Perficient, Inc.*

2,110

(16,753)

Plantronics, Inc.

270

(5,214)

Hutchinson Technology, Inc.*

1,060

(16,865)

Anadigics, Inc.*

800

(5,248)

Data Domain, Inc.*

710

(16,898)

Taleo Corp.*

300

(5,820)

Sourcefire, Inc.*

2,900

(17,284)

Epicor Software Corp.*

530

(5,936)

MPS Group, Inc.*

1,490

(17,612)

Global Cash Access Holdings,

SiRF Technology Holdings,

Inc.*

1,060

(6,212)

Inc.*

3,510

(17,866)

Immersion Corp.*

890

(6,328)

Progress Software Corp.*

610

(18,251)

Cavium Networks, Inc.*

390

(6,396)

Isilon Systems*

3,740

(18,251)

10

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Littelfuse, Inc.*

530

$

(18,534)

Netgear, Inc.*

1,590

$

(31,721)

i2 Technologies*

1,670

(18,804)

Radisys Corp.*

3,200

(32,288)

AuthenTec, Inc.*

1,960

(19,482)

Electronics for Imaging*

2,220

(33,122)

Kulicke & Soffa Industries,

Volterra Semiconductor

Inc.*

4,240

(20,267)

Corp.*

2,980

(33,763)

Synaptics, Inc.*

880

(21,014)

VistaPrint Ltd.*

970

(33,902)

Zoran Corp.*

1,570

(21,446)

Compellent Technologies*

2,750

(34,183)

comScore, Inc.*

1,070

(21,464)

Vocus, Inc.*

1,310

(34,584)

Black Box Corp.

700

(21,595)

Insight Enterprises, Inc.*

1,980

(34,650)

Vasco Data Security

Silicon Image, Inc.*

6,980

(34,970)

International, Inc.*

1,600

(21,888)

Imation Corp.

1,560

(35,474)

Guidance Software, Inc.*

2,510

(22,464)

CSG Systems International,

Smart Modular Technologies

Inc.*

3,130

(35,588)

WWH, Inc.*

3,620

(22,480)

Art Technology Group, Inc.*

9,230

(35,812)

Semtech Corp.*

1,640

(23,501)

Brooks Automation, Inc.*

3,770

(36,644)

Synchronoss Technologies,

Micrel, Inc.

4,000

(37,080)

Inc.*

1,180

(23,635)

Perot Systems Corp. — Class

Mercury Computer Systems*

4,220

(23,716)

A*

2,470

(37,149)

Kemet Corp.*

6,040

(24,402)

Daktronics, Inc.

2,080

(37,253)

Benchmark Electronics, Inc.*

1,360

(24,412)

Avocent Corp.*

2,300

(38,870)

Packeteer, Inc.*

4,850

(24,687)

Commvault Systems, Inc.*

3,140

(38,936)

Lawson Software, Inc.*

3,280

(24,698)

Plexus Corp.*

1,410

(39,551)

Harris Stratex Networks, Inc.

Magma Design Automation,

— Class A*

2,520

(25,276)

Inc.*

4,190

(40,098)

Comtech Telecommunications

Cohu

2,510

(40,788)

Corp.*

650

(25,350)

Sapient Corp.*

5,870

(40,855)

Infinera Corp.*

2,150

(25,800)

TNS, Inc.

1,990

(41,074)

Entegris, Inc.*

3,590

(25,812)

Neutral Tandem*

2,300

(41,423)

Emulex Corp.*

1,600

(25,984)

Forrester Research, Inc.*

1,560

(41,465)

Acacia Research - Acacia

Wind River Systems, Inc.*

5,380

(41,641)

Technologies*

4,600

(26,450)

RealNetworks, Inc.*

7,370

(42,230)

Exar Corp.*

3,230

(26,583)

Cirrus Logic, Inc.*

6,340

(42,605)

Echelon Corp.*

1,970

(26,595)

Advanced Energy Industries,

Zygo Corp.*

2,160

(26,870)

Inc.*

3,220

(42,697)

j2 Global Communications,

Bel Fuse, Inc. — Class B

1,540

(42,904)

Inc.*

1,230

(27,454)

Harmonic, Inc.*

5,720

(43,472)

Intevac, Inc.*

2,140

(27,713)

MicroStrategy, Inc. — Class

Technitrol, Inc.

1,200

(27,756)

A*

590

(43,654)

FEI Co.*

1,280

(27,942)

DTS, Inc.*

1,820

(43,680)

Symyx Technologies*

3,810

(28,575)

Mercadolibre, Inc.*

1,100

(43,736)

Acme Packet, Inc.*

3,620

(28,924)

DealerTrack Holdings, Inc.*

2,200

(44,484)

MAXIMUS, Inc.

790

(29,001)

Arris Group, Inc.*

7,860

(45,745)

Diodes, Inc.*

1,330

(29,207)

Renaissance Learning, Inc.

3,380

(47,286)

Cogent, Inc.*

3,140

(29,610)

BladeLogic, Inc.*

1,700

(47,685)

CACI International, Inc. —

Advent Software, Inc.*

1,120

(47,734)

Class A*

660

(30,063)

TechTarget, Inc.*

3,370

(47,753)

Ness Technologies, Inc.*

3,170

(30,083)

Keynote Systems*

4,070

(47,985)

Starent Networks Corp.*

2,240

(30,240)

Sycamore Networks, Inc.*

13,280

(48,605)

SAVVIS, Inc.*

1,870

(30,425)

Internet Capital Group, Inc.*

4,650

(48,686)

S1 Corp.*

4,300

(30,573)

SuccessFactors*

5,010

(48,898)

3PAR*

4,470

(30,754)

Rubicon Technology*

1,710

(49,556)

11

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Applied Micro Circuits

Websense, Inc.*

4,290

$

(80,438)

Corp.*

7,030

$

(50,475)

Skyworks Solutions, Inc.*

11,270

(82,046)

TriQuint Semiconductor,

Quest Software, Inc.*

6,300

(82,341)

Inc.*

10,020

(50,701)

PMC - Sierra, Inc.*

14,590

(83,163)

Supertex, Inc.*

2,490

(50,821)

InterDigital, Inc.*

4,270

(84,589)

Terremark Worldwide, Inc.*

9,320

(51,074)

Blackboard, Inc.*

2,570

(85,658)

Sohu.com, Inc.*

1,140

(51,448)

CNET Networks, Inc.*

12,180

(86,478)

Jack Henry & Associates, Inc.

2,100

(51,807)

Itron, Inc.*

1,000

(90,230)

Cybersource Corp.*

3,560

(52,012)

Micros Systems, Inc.*

2,740

(92,228)

Monotype Imaging Holdings*

3,470

(52,432)

Gartner, Inc.*

4,900

(94,766)

Anixter International, Inc.*

820

(52,513)

Digital River, Inc.*

3,110

(96,317)

Axcelis Technologies, Inc.*

9,490

(53,144)

TIBCO Software, Inc.*

13,500

(96,390)

Ultimate Software Group,

Intermec, Inc.*

4,360

(96,748)

Inc.*

1,780

(53,507)

Wright Express Corp.*

3,160

(97,107)

Mentor Graphics Corp.*

6,130

(54,128)

Valueclick, Inc.*

5,790

(99,878)

Ariba, Inc.*

5,650

(54,579)

Informatica Corp.*

6,040

(103,042)

Stratasys, Inc.*

3,190

(56,782)

THQ, Inc.*

4,800

(104,640)

Omniture, Inc.*

2,450

(56,865)

Equinix, Inc.*

1,590

(105,719)

Polycom, Inc.*

2,530

(57,026)

Ansys, Inc.*

3,300

(113,916)

Hughes Communications,

ON Semiconductor Corp.*

20,850

(118,428)

Inc.*

1,130

(57,268)

Take-Two Interactive

ATMI, Inc.*

2,060

(57,330)

Software, Inc.*

4,780

(121,986)

RightNow Technologies,

Microsemi Corp.*

5,360

(122,208)

Inc.*

4,840

(57,596)

SAIC, Inc.*

7,750

(144,073)

Parametric Technology

Nuance Communications,

Corp.*

3,640

(58,167)

Inc.*

9,310

(162,087)

Universal Display Corp.*

4,210

(60,287)

Flir Systems, Inc.*

6,970

(209,727)

Sonus Networks, Inc.*

17,680

(60,819)

Total Information Technology

__________

(8,881,917)

Actel Corp.*

4,010

(61,393)

Foundry Networks, Inc.*

5,340

(61,837)

FINANCIALS (9.6)%

EPIQ Systems*

4,030

(62,546)

Deerfield Capital Corp.

119

(167)

Veeco Instruments, Inc.*

3,790

(63,028)

Pzena Investment

Concur Technologies, Inc.*

2,080

(64,584)

Management

50

(566)

Park Electrochemical Corp.

2,500

(64,625)

Nara Bancorp, Inc.

80

(1,039)

Formfactor, Inc.*

3,430

(65,513)

HFF*

230

(1,152)

MTS Systems Corp.

2,070

(66,778)

Irwin Financial Corp.

220

(1,168)

Rogers Corp.*

2,050

(68,491)

Preferred Bank/Los Angeles

Tekelec*

5,510

(68,600)

CA

70

(1,168)

Rofin-Sinar Technologies,

LaBranche & Co., Inc.*

280

(1,218)

Inc.*

1,540

(69,146)

K-Fed Bancorp

110

(1,255)

Cognex Corp.

3,190

(69,638)

Superior Bancorp*

500

(2,485)

MKS Instruments, Inc.*

3,330

(71,262)

Wilshire Bancorp

340

(2,598)

Tessera Technologies, Inc.*

3,460

(71,968)

State Auto Financial Corp.

110

(3,204)

Solera Holdings*

2,960

(72,106)

West Coast Bancorp/OR

220

(3,210)

Net 1 UEPS Technologies,

Virginia Commerce Bancorp*

360

(4,133)

Inc.*

3,260

(73,513)

Horizon Financial Corp.

350

(4,833)

Earthlink, Inc.*

9,790

(73,915)

BankAtlantic Bancorp, Inc. —

Ansoft Corp.*

2,490

(75,995)

Class A

1,310

(5,122)

ACI Worldwide, Inc.*

3,860

(76,891)

GFI Group, Inc.

90

(5,157)

Cymer, Inc.*

2,990

(77,860)

Nelnet, Inc. — Class A

460

(5,405)

Adtran, Inc.

4,240

(78,440)

Great Southern Bancorp

360

(5,620)

12

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

First Place Financial

BRT Realty Trust

1,550

$

(21,715)

Corp./OH

480

$

(6,240)

Asset Acceptance Capital

Resource America, Inc. —

Corp.

2,290

(22,053)

Class A

710

(6,709)

MarketAxess Holdings, Inc.*

2,230

(22,166)

Parkway Properties, Inc.

210

(7,762)

TradeStation Group, Inc.*

2,650

(22,578)

Boston Private Financial

Hanmi Financial Corp.

3,100

(22,909)

Holdings, Inc.

740

(7,837)

Independence Holding Co.

1,940

(23,125)

Centennial Bank Holdings*

1,390

(8,729)

Provident Bankshares Corp.

2,400

(25,776)

World Acceptance Corp.*

280

(8,918)

Glimcher Realty Trust

2,160

(25,834)

Lexington Realty Trust

620

(8,934)

Cathay General Bancorp

1,250

(25,912)

Acadia Realty Trust

370

(8,935)

Taylor Capital Group

1,580

(25,944)

Community Bancorp/NV*

670

(9,085)

Cowen Group*

3,700

(26,233)

Ocwen Financial Corp.*

2,080

(9,235)

WesBanco

1,160

(28,664)

Odyssey Re Holdings Corp.

280

(10,290)

First Industrial Realty Trust,

United Bankshares, Inc.

390

(10,393)

Inc.

930

(28,728)

Ampal American Israel —

Stewart Information Services

Class A*

1,630

(10,432)

Corp.

1,030

(28,830)

Cash America International,

TICC Capital Corp.

3,850

(28,952)

Inc.

290

(10,556)

NBT Bancorp, Inc.

1,320

(29,304)

EMC Insurance Group

420

(11,294)

Provident Financial Services,

Capital Corp. of the West

1,410

(11,308)

Inc.

2,090

(29,553)

Advanta Corp. — Class B

1,630

(11,459)

Entertainment Properties

SWS Group, Inc.

970

(11,863)

Trust

600

(29,598)

Medical Properties Trust

1,050

(11,886)

LandAmerica Financial

Strategic Hotels & Resorts,

Group, Inc.

760

(29,997)

Inc.

960

(12,605)

MCG Capital Corp.

3,320

(30,179)

Integra Bank Corp.

790

(12,798)

Capitol Bancorp

1,440

(30,442)

FCStone Group, Inc.*

480

(13,296)

Central Pacific Financial

Home Bancshares/Conway

Corp. Co.

1,620

(30,537)

AR

640

(13,357)

Sterling Financial Corp.*

1,750

(30,537)

Anworth Mortgage Asset

Max Capital Group Ltd.

1,170

(30,642)

Corp.

2,240

(13,731)

Advance America Cash

Bancorp/DE, Inc.*

1,150

(13,892)

Advance Centers, Inc.

4,190

(31,634)

MFA Mortgage Investments,

Rockville Financial

2,310

(31,647)

Inc.

2,220

(13,986)

Cohen & Steers, Inc.

1,200

(31,788)

Education Realty Trust

1,130

(14,204)

Sun Communities, Inc.

1,590

(32,595)

NewStar Financial, Inc.*

2,870

(14,867)

Ezcorp, Inc. — Class A*

2,660

(32,745)

Sunstone Hotel Investors, Inc.

940

(15,049)

SVB Financial Group*

760

(33,166)

eHealth, Inc.*

720

(15,890)

Heartland Financial USA, Inc.

1,580

(33,433)

Ameris Bancorp

990

(15,899)

Ares Capital Corp.

2,670

(33,562)

Extra Space Storage, Inc.

1,040

(16,838)

Tejon Ranch Co.*

900

(33,588)

FelCor Lodging Trust, Inc.

1,400

(16,842)

Kite Realty Group Trust

2,410

(33,740)

Thomas Weisel Partners

DiamondRock Hospitality Co.

2,710

(34,336)

Group*

2,610

(17,278)

Midland Co.

530

(34,413)

Washington Trust Bancorp,

NASB Financial, Inc.

1,320

(34,584)

Inc.

760

(18,863)

Amtrust Financial Services,

Delphi Financial Group, Inc.

Inc.

2,140

(34,689)

— Class A

670

(19,584)

Calamos Asset Management,

Grubb & Ellis Co.

2,900

(19,923)

Inc. — Class A

2,170

(35,328)

Anthracite Capital, Inc.

3,120

(20,592)

Sovran Self Storage, Inc.

830

(35,449)

Prosperity Bancshares, Inc.

740

(21,208)

Sun Bancorp/NJ*

2,710

(35,691)

13

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

First Cash Financial Services,

LTC Properties

1,840

$

(47,306)

Inc.*

3,460

$

(35,742)

Stratus Properties, Inc.*

1,610

(47,447)

National Retail Properties,

Heritage Commerce Corp.

2,590

(47,475)

Inc.

1,630

(35,941)

optionsXpress Holdings, Inc.

2,300

(47,633)

Banner Corp.

1,560

(35,942)

Trico Bancshares

2,830

(48,987)

Ashford Hospitality Trust,

ViewPoint Financial Group

2,980

(49,200)

Inc.

6,680

(37,942)

Glacier Bancorp, Inc.

2,570

(49,267)

American Equity Investment

Oritani Financial Corp.*

3,290

(49,909)

Life Holding Co.

4,090

(37,955)

First Financial Holdings, Inc.

2,140

(50,204)

First Potomac Realty Trust

2,480

(38,118)

Peoples Bancorp/OH

2,090

(50,390)

Montpelier Re Holdings Ltd.

2,380

(38,199)

Kansas City Life Insurance

CoBiz Financial, Inc.

2,960

(38,539)

Co.

1,060

(50,944)

U-Store-It Trust

3,420

(38,749)

Tanger Factory Outlet Centers

1,330

(51,165)

Knight Capital Group, Inc. —

PMA Capital Corp. — Class

Class A*

2,390

(38,814)

A*

6,070

(51,838)

Flagstar Bancorp, Inc.

5,440

(39,277)

Brookline Bancorp, Inc.

4,530

(52,004)

Pacific Capital Bancorp NA

1,840

(39,560)

UCBH Holdings, Inc.

6,740

(52,302)

Penson Worldwide, Inc.*

4,310

(39,781)

SY Bancorp, Inc.

2,260

(52,522)

Kearny Financial Corp.

3,650

(39,967)

Community Bank System,

Sterling Financial Corp.

2,570

(40,118)

Inc.

2,160

(53,050)

Bank of the Ozarks, Inc.

1,680

(40,152)

Sterling Bancshares, Inc.

5,360

(53,278)

IPC Holdings Ltd.

1,440

(40,320)

Union Bankshares Corp.

2,780

(53,849)

CapLease, Inc.

5,210

(40,482)

Pennsylvania Real Estate

Financial Federal Corp.

1,870

(40,785)

Investment Trust

2,210

(53,902)

First Community Bancorp,

Southside Bancshares, Inc.

2,240

(53,917)

Inc.

1,530

(41,080)

Tompkins Financial Corp.

1,110

(54,612)

Credit Acceptance Corp.*

2,650

(41,154)

WSFS Financial Corp.

1,120

(55,194)

Citizens Republic Bancorp,

Maguire Properties, Inc.

3,870

(55,380)

Inc.

3,330

(41,392)

Consolidated-Tomoka Land

Mid-America Apartment

Co.

990

(55,490)

Communities, Inc.

840

(41,866)

Anchor Bancorp Wisconsin,

Bank Mutual Corp.

3,980

(42,745)

Inc.

2,970

(56,341)

Republic Bancorp, Inc. —

NewAlliance Bancshares, Inc.

4,640

(56,886)

Class A

2,280

(43,046)

Independent Bank

Platinum Underwriters

Corp./Rockland MA

1,960

(57,918)

Holdings Ltd.

1,330

(43,172)

Fpic Insurance Group, Inc.*

1,230

(57,982)

Wauwatosa Holdings, Inc.*

3,650

(43,435)

Infinity Property & Casualty

First Bancorp

4,380

(44,501)

Corp.

1,400

(58,240)

Clifton Savings Bancorp

4,430

(44,654)

BankFinancial Corp.

3,670

(58,390)

NYMAGIC, Inc.

1,970

(44,739)

First Financial Bancorp

4,360

(58,642)

Amcore Financial, Inc.

2,200

(44,770)

American Physicians Capital,

First Regional Bancorp/Los

Inc.

1,270

(58,877)

Angeles CA*

2,750

(45,100)

Community Trust Bancorp,

Thomas Properties Group,

Inc.

2,050

(60,065)

Inc.

5,140

(45,129)

Piper Jaffray Cos.*

1,780

(60,449)

Roma Financial Corp.

3,070

(45,774)

Umpqua Holdings Corp.

3,930

(60,954)

EastGroup Properties, Inc.

1,010

(46,925)

Pico Holdings, Inc.*

2,040

(61,669)

Beneficial Mutual Bancorp,

Argo Group International

Inc.*

4,750

(46,977)

Holdings*

1,750

(62,160)

South Financial Group, Inc.

3,170

(47,106)

Northwest Bancorp, Inc.

2,280

(62,312)

Suffolk Bancorp

1,490

(47,203)

CVB Financial Corp.

6,060

(63,085)

14

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Inland Real Estate Corp.

4,180

$

(63,578)

Old National Bancorp

5,220

$

(93,960)

LaSalle Hotel Properties

2,280

(65,504)

Highwoods Properties, Inc.

3,110

(96,628)

DuPont Fabros Technology

4,030

(66,455)

Selective Insurance Group

4,080

(97,430)

First Niagara Financial

Assured Guaranty Ltd.

4,110

(97,571)

Group, Inc.

4,940

(67,135)

UMB Financial Corp.

2,400

(98,880)

National Western Life

Phoenix Cos., Inc.

8,110

(99,023)

Insurance

310

(67,205)

First Midwest Bancorp, Inc.

3,690

(102,471)

FNB Corp.

4,340

(67,747)

Zenith National Insurance

Senior Housing Properties

Corp.

2,860

(102,560)

Trust

2,860

(67,782)

National Penn Bancshares,

KBW, Inc.*

3,160

(69,678)

Inc.

5,761

(104,793)

Franklin Street Properties

BioMed Realty Trust, Inc.

4,430

(105,833)

Corp.

4,880

(69,882)

Home Properties, Inc.

2,280

(109,417)

Aspen Insurance Holdings

Washington Real Estate

Ltd.

2,650

(69,907)

Investment Trust

3,340

(111,623)

Alexander's, Inc.*

200

(70,900)

FirstMerit Corp.

5,500

(113,630)

City Holding Co.

1,780

(71,022)

Potlatch Corp.

2,790

(115,143)

Signature Bank*

2,860

(72,930)

Nationwide Health Properties,

Equity Lifestyle Properties,

Inc.

3,450

(116,438)

Inc.

1,490

(73,561)

Digital Realty Trust, Inc.

3,310

(117,505)

Alfa Corp.

3,370

(74,073)

Waddell & Reed Financial,

American Campus

Inc. — Class A

3,680

(118,238)

Communities, Inc.

2,710

(74,146)

Susquehanna Bancshares, Inc.

5,840

(118,961)

PS Business Parks, Inc.

1,430

(74,217)

Commerce Group, Inc.

3,420

(123,325)

American Financial Realty

Apollo Investment Corp.

7,850

(124,266)

Trust

9,390

(74,557)

ProAssurance Corp.*

2,320

(124,886)

Post Properties, Inc.

1,960

(75,695)

Alexandria Real Estate

S&T Bancorp, Inc.

2,370

(76,243)

Equities, Inc.

1,420

(131,662)

Investors Bancorp, Inc.*

5,020

(77,057)

Total Financials

(10,879,830)

__________

Wintrust Financial Corp.

2,220

(77,589)

First Financial Bankshares,

Total Common Stocks Sold Short

Inc.

1,930

(79,091)

(Proceeds $57,857,723)

(53,678,977)

DCT Industrial Trust, Inc.

8,090

(80,576)

Total Short Sales (47.6)%

Equity One, Inc.

3,380

(81,019)

(Proceeds $57,857,723)

$

(53,678,977)

____________

Trustmark Corp.

3,670

(81,768)

Other Assets in Excess of

International Bancshares

Liabilities – 60.9%

$

____________

68,733,234

Corp.

3,690

(83,320)

Hilb Rogal & Hobbs Co.

2,650

(83,396)

Net Assets – 100.0%

$

112,904,979

Omega Healthcare Investors,

Unrealized

Inc.

4,830

(83,849)

Contracts

Gain

Healthcare Realty Trust, Inc.

3,220

(84,203)

Futures Contracts Sold Short

Employers Holdings, Inc.

4,560

(84,542)

June 2008 Russell 2000 Index

RLI Corp.

1,710

(84,765)

Mini Futures Contracts

Cousins Properties, Inc.

3,450

(85,250)

(Aggregate Market Value of

Corporate Office Properties

Contracts $32,312,500)

470    $

____________

1,759

Trust SBI MD

2,570

(86,378)

Interactive Brokers Group,

Inc. — Class A*

3,380

(86,765)

Realty Income Corp.

3,420

(87,620)

MB Financial, Inc.

2,960

(91,109)

Hancock Holding Co.

2,190

(92,024)

15

INVERSE RUSSELL 2000® 2X STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Unrealized

Shares

Loss

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT † †

June 2008 Russell 2000 Index

Swap, Terminating

06/30/08**

(Notional Market Value

$49,191,582)

71,503 $

(334,703)

May 2008 Russell 2000 Index

Swap, Terminating

05/18/08**

(Notional Market Value

$90,794,681)

131,975

(1,177,818)

(Total Notional Market Value

$139,986,263)

$

(1,512,521)

*

Non-Income Producing Security.

**

Price Return based on Russell 2000 Index +/- financing at a

variable rate.

†

All or a portion of this security is pledged as short sale collateral at March 31,2008.

††

Cash was pledged as equity index swap collateral at March 31, 2008.

16